                        SALOMON BROTHERS SERIES FUNDS INC

                             ARTICLES SUPPLEMENTARY

                  INCREASING AND CLASSIFYING AUTHORIZED STOCK

     SALOMON BROTHERS SERIES FUNDS INC, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

     SECOND: The Board of Directors of the Corporation has:

          (a) Duly increased the total number of shares of capital stock that the Corporation has authority to issue from 10,000,000,000 shares of Common Stock, par value $.001 per share, to 11,000,000,000 shares of Common Stock, par value $.001 per share; and has further

          (b) Duly classified all of the newly authorized 1,000,000,000 shares of the Common Stock of the Corporation, par value $.001 per share, as Class G Common Stock, par value $.001 per share, to be allocated equally among the five Sub-Classes of the Class G Common Stock.

     THIRD: As of immediately before the increase and reclassification, the total number of shares of capital stock which the Corporation has authority to issue is 10,000,000,000 shares of Common Stock, par value $.001 per share, having an aggregate par value of $10,000,000, divided into the Classes and Sub-Classes as provided in Exhibit A.

     FOURTH: As increased and reclassified, the total number of shares of capital stock which the Corporation has authority to issue is 11,000,000,000 shares of Common Stock, par value of $.001 per share, having an aggregate par value of $11,000,000, divided into the Classes and Sub-Classes as provided in Exhibit A.

     FIFTH: Each newly authorized share of the Class G Common Stock shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption applicable generally to shares of the Class G Common Stock as set forth in the Charter.

     SIXTH: The total number of shares of capital stock that the Corporation has authority to issue has been increased by a majority of the entire Board of Directors pursuant to authority expressly vested in the Board of Directors by
Section 2-105 (c) of the Maryland

General Corporation Law. The authorized shares of the Corporation's Common Stock have been reclassified by a majority of the entire Board of Directors pursuant to authority expressly vested in the Board of Directors in Article V of the Charter of the Corporation.

     SEVENTH: These Articles Supplementary shall become effective upon filing with the State Department of Assessments and Taxation of Maryland.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on this 6th day of February 2004.

                                        SALOMON BROTHERS SERIES FUNDS INC


                                        By: /s/ R. Jay Gerken
                                            -----------------------------
                                            R. Jay Gerken
                                            President


WITNESS:


/s/ William Renahan
-----------------------------
William Renahan
Assistant Secretary

     THE UNDERSIGNED, the President of Salomon Brothers Series Funds Inc who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information and belief the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                        /s/ R. Jay Gerken
                                        -----------------------------------
                                        President

                                                                       Exhibit A

--------------------------------------------------------------------------------
                                    Number of Shares         Number of Shares
                                 Authorized Immediately   Authorized Immediately
                                        BEFORE                    AFTER
                                    The Increase and         the Increase and
                                    Reclassification         Reclassification
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class E
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class F
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,428.00           178,571,428.00
--------------------------------------------------------------------------------
   Total                             714,285,712.00           714,285,712.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class G
--------------------------------------------------------------------------------
   A Sub-Class                       142,857,143.00           342,857,143.00
--------------------------------------------------------------------------------
   B Sub-Class                       142,857,143.00           342,857,143.00
--------------------------------------------------------------------------------
   2 Sub-Class                       142,857,143.00           342,857,143.00
--------------------------------------------------------------------------------
   O Sub-Class                       142,857,143.00           342,857,143.00
--------------------------------------------------------------------------------
   Y Sub-Class                       142,857,144.00           342,857,144.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00         1,714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class H
--------------------------------------------------------------------------------
   A Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   B Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   2 Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   O Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   Y Sub-Class                       142,857,144.00           142,857,144.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00           714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,427.00           178,571,427.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,427.00           178,571,427.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,427.00           178,571,427.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,427.00           178,571,427.00
--------------------------------------------------------------------------------
   Total                             714,285,708.00           714,285,708.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class J
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,431.00           178,571,431.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,431.00           178,571,431.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,431.00           178,571,431.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,431.00           178,571,431.00
--------------------------------------------------------------------------------
   Total                             714,285,724.00           714,285,724.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class K*
--------------------------------------------------------------------------------
   A Sub-Class                       178,321,429.00           178,321,429.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,321,429.00           178,321,429.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,321,429.00           178,321,429.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,321,429.00           178,321,429.00
--------------------------------------------------------------------------------
   Y Sub-Class                         1,000,000.00             1,000,000.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00           714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class L
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00           714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class M
--------------------------------------------------------------------------------
   A Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   B Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   2 Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   O Sub-Class                       178,571,429.00           178,571,429.00
--------------------------------------------------------------------------------
   Total                             714,285,716.00           714,285,716.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class N
--------------------------------------------------------------------------------
   A Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   B Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   2 Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   O Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   Y Sub-Class                       142,857,142.00           142,857,142.00
--------------------------------------------------------------------------------
   Total                             714,285,714.00           714,285,714.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class O
--------------------------------------------------------------------------------
   A Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   B Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   2 Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   O Sub-Class                       142,857,143.00           142,857,143.00
--------------------------------------------------------------------------------
   Y Sub-Class                       142,857,142.00           142,857,142.00
--------------------------------------------------------------------------------
   Total                             714,285,714.00           714,285,714.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                             10,000,000,000.00        11,000,000,000.00
--------------------------------------------------------------------------------

* The authorized shares for Sub-Class Y of Class K are the lesser of (x) 1,000,000 shares or (y) the number of shares that could be issued by issuing all of the shares of Class K Common Stock currently or hereafter classified, less the total number of shares of Class K Common Stock of all other sub-classes then issued and outstanding. This calculation is made as of the current date based on the current number of shares of each sub-class of Class K issued and outstanding.